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SOUTHERN COMMUNITY FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

SOUTHERN COMMUNITY FINANCIAL CORPORATION

(Name of Person(s) Filing Proxy Statement)

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4701 Country Club Road
Winston-Salem, North Carolina 27104
Telephone: (336) 768-8500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Thursday, April 24, 2003

To the Shareholders:

     The Annual Meeting of the Shareholders of Southern Community Financial Corporation (the “Company”) will be held on:

•	Thursday, April 24, 2003

•	3:00 p.m. (local time)

•	Village Inn Golf & Conference Center Exit 184, Interstate 40 Clemmons (Forsyth County), North Carolina

or at any adjournment thereof, for the following purposes:

•	To elect five directors to serve three-year terms, expiring at the Annual Meeting of Shareholders in 2006 or until their successors have been elected and qualified.

•	To approve the 2002 Incentive Stock Option Plan of the Corporation.

•	To approve the 2002 Nonstatutory Stock Option Plan of the Corporation.

•	To approve the 2002 Employee Stock Purchase Plan of the Corporation.

•	To transact such other businesses as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 28, 2003, are entitled to notice of, and to vote, at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed.

     Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and then attend the meeting, you may notify the Secretary that you wish to vote in person, and the Company will disregard the proxy you return. (For more details, see the attached Proxy Statement.)

By order of the Board of Directors,

/s/ F. Scott Bauer

F. Scott Bauer President

March 18, 2003

SOUTHERN COMMUNITY FINANCIAL CORPORATION
4701 Country Club Road
Winston-Salem, North Carolina 27104
Telephone: (336) 768-8500

________________

PROXY STATEMENT
________________

ANNUAL MEETING

     The Board of Directors (the “Board”) of Southern Community Financial Corporation (the “Company”) hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders to be held:

•	Thursday, April 24, 2003

•	3:00 p.m. (local time)

•	Village Inn Golf & Conference Center Exit 184, Interstate 40 Clemmons (Forsyth County), North Carolina

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on February 28, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the 2002 Annual Report to Shareholders and Form 10K.

VOTING OF APPOINTMENTS OF PROXY

     Shares can be voted at the meeting only if the shareholder is represented by proxy or present in person. The persons named as proxies in the enclosed appointment of proxy, who are referred to herein as the Proxy Committee, are Karen B. Hilton and Robert L. Davis (the “Proxies”), whom the Board has designated as management Proxies. When appointments of proxy in the enclosed form are returned, properly executed and in time for the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If no directions are given, the appointment of proxy will be voted FOR the five nominees for director in Proposal 1 and FOR Proposals 2, 3 and 4 described below. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On other matters that properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgement. These matters include: approval of the minutes of the 2002 annual meeting of the Company, matters incidental to the conduct of the Annual Meeting, and matters for which the Company received notice by February 21, 2003.

REVOCATION OF APPOINTMENT OF PROXY

     If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address for the Secretary is:

Karla Plyler, Secretary
Southern Community Financial Corporation
4701 Country Club Road
Winston-Salem, North Carolina 27104

     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

EXPENSES OF SOLICITATION

     In addition to solicitation by mail, the Company’s directors, officers, and regular employees may solicit appointments of proxy in person or by telephone. The Company will bear the cost of solicitation. Brokerage houses, nominees, custodians, and fiduciaries are requested to forward these proxy-soliciting materials to the beneficial owners of the Company’s stock held of record by such persons, and the Company will reimburse their reasonable expenses in this regard. The Company anticipates mailing this Proxy Statement on or about March 18, 2003.

VOTING SECURITIES

     As of the record date for the Annual Meeting, there were 8,791,683 shares of the Company’s common stock, no par value per share (sometimes referred to herein as the “Shares”), issued and outstanding and entitled to vote at the Annual Meeting. The Company is currently authorized to issue 30,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the record date for the Annual Meeting, there were approximately 5,200 holders of record of the Company’s common stock.

HOW YOUR VOTES WILL BE COUNTED

     Each Share is entitled to one vote for each matter submitted for a vote, and, in the election of directors, for each director to be elected. Proxies will be tabulated by one or more inspectors of election designated by the Board.

     Proposal 1 — Election of directors. In the election of directors under Proposal 1, the five nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

     Proposal 2 — Approval of 2002 Incentive Stock Option Plan. Proposal 2 will be approved if the votes in favor of the proposal exceed the votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

     Proposal 3 — Approval of 2002 Nonstatutory Stock Option Plan. Proposal 3 will be approved if the votes in favor of the proposal exceed the votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

     Proposal 4 — Approval of 2002 Employee Stock Purchase Plan. Proposal 4 will be approved if the votes in favor of the proposal exceed the votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

QUORUM

     The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding Shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the Meeting, the Annual Meeting may be adjourned by the vote of a majority of the Shares voting on the motion to adjourn. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

     To the Company’s knowledge, as of December 31, 2002, no shareholder owned more than five percent of the common stock. The following table shows, as of December 31, 2002, the number of shares of common stock and trust preferred securities owned by each director and by all directors and principal officers of the Company as a group:

		Trust preferred
	Shares	securities	Percentage of
	currently	currently	common stock
Beneficial owner (position)	owned (1)	owned (2)	owned (3)

Don G. Angell (director)	236,503	-0-	2.7%
F. Scott Bauer (director, President & CEO)	239,795	200	2.7%
Richard A. Brenner (director)	3,210	-0-	*
Nolan G. Brown (director)	116,521	500	1.3%
James G. Chrysson (director)	111,650	-0-	1.3%
Jeff T. Clark (director, Executive Vice President)	103,028	-0-	1.2%
Richard M. Cobb (director, Executive Vice President)	167,458	2,500	1.9%
Matthew G. Gallins (director)	119,401	-0-	1.4%
Dianne M. Neal (director)	95,258	-0-	1.1%
Billy D. Prim (director)	210,458	60,000	2.4%
Annette Y. Scippio (director)	15,122	-0-	*
Durward A. Smith, Jr. (director)	226,122	10,000	2.6%
William G. Ward, Sr., M.D. (director)	95,905	4,000	1.1%
Anthony H. Watts (director)	80,298	-0-	*
Directors and principal officers as a group (14 persons)	1,820,729	77,200	19.0%

See Notes on following page.

*	Owns less than one percent of the outstanding common stock.

(1)	This column includes the number of shares of common stock capable of being issued within 60 days of December 31, 2002, upon the exercise of stock options and the conversion of trust preferred securities held by the named individual. For each director listed above, the beneficial ownership includes (i) the following number of shares of common stock that are issuable upon exercise of options that are exercisable within 60 days of December 31, 2002: Mr. Angell – 12,721; Mr. Bauer – 187,925; Mr. Brenner – 3,000; Mr. Brown – 18,676; Mr. Chrysson – 33,487; Mr. Clark – 60,254; Mr. Cobb – 98,264; Mr. Gallins – 49,588; Ms. Neal – 49,588; Mr. Prim – 49,588; Ms. Scippio – 13,652; Mr. Smith – 23,569; Dr. Ward – 49,588; Mr. Watts – 33,487; principal officers and directors as a group – 683,387; and (ii) the following number of shares of common stock that are issuable upon conversion of trust preferred securities convertible within 60 days of December 31, 2002: Mr. Bauer – 243; Mr. Brown – 606; Mr. Cobb – 3,027; Mr. Prim – 72,639; Mr. Smith – 12,107; Dr. Ward – 4,843; principal officers and directors as a group – 93,465. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following number of shares of common stock which the individual indicates that he or she shares voting and/or investment power: Mr. Angell – 8,335; Mr. Bauer – 1,102; Mr. Brown – 93,741; Mr. Chrysson – 701; Mr. Clark – 998; Mr. Cobb – 662; Mr. Gallins – 23,672; Ms. Neal – 41,650; Mr. Prim – 2,217; Ms. Scippio – 128; Dr. Ward – 26,268; Mr. Watts – 11,989; directors and principal officers as a group – 211,463.

(2)	This column indicates the number of trust preferred securities held by the named individual at December 31, 2002. Each trust preferred security is convertible into approximately 1.211 shares of common stock.

(3)	The ownership percentage of each individual is calculated based on the total of 8,791,683 shares of common stock issued and outstanding at December 31, 2002, plus the number of shares that can be issued to that individual within 60 days of December 31, 2002 upon the exercise of stock options or conversion of trust preferred securities held by the individual. The ownership percentage of the group is based on the total shares outstanding plus the number of shares that can be issued to the entire group within 60 days of December 31, 2002 upon the exercise of all stock options and conversion of all trust preferred securities held by the group.

PROPOSAL 1: ELECTION OF DIRECTORS

     Board size and membership. Under the Company’s Charter and Bylaws, the number of directors shall be the number the Board determines from time to time prior to each Annual Meeting of Shareholders at which directors are to be elected. That number cannot be less than six nor more than fourteen. The Company’s Charter and Bylaws also provide that the Board shall be divided into three classes, each containing as nearly as equal a number of directors as possible, each elected to staggered three-year terms. The Board, by resolution, set the number of director seats for the year 2003 at fourteen.

     Directors to be elected at this Annual Meeting. At this Annual Meeting, five directors will be elected to three-year terms, expiring at the Annual Meeting of Shareholders in 2006 or until their successors are elected and qualified. These are the Class III directors.

     How votes will be counted. Unless you give instructions to the contrary, the Proxies will vote for the election of the nominees listed below by casting an equal number of votes for each nominee. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

     Votes needed to elect. The five nominees receiving the highest number of votes will be elected.

     Board nominations. The Board has nominated the four incumbent Class III Board members for re-election. These nominees have served as directors since the incorporation of Southern Community Bank and Trust (the predecessor to the Company and its principal subsidiary) (the “Bank”). The Board has also nominated Richard A. Brenner for a Class III Board seat. Mr. Brenner was appointed to the Board in November 2002.

     Nominees. The following table shows the names of the nominees for election to the five Board seats, their ages at December 31, 2002, and their principal occupations during the past five years.

Name and age	Principal occupation over last five years

Listed below are the five persons who are nominees for Class III directors for three-year terms expiring in 2006:

Don G. Angell, 63	Chief Executive Officer, Angell Group (holding company); Chairman of the Board, Southeastern Hospitality (hotels); Chairman of the Board, Meadowbrook of North Carolina (health care); all of Clemmons, North Carolina.

F. Scott Bauer, 48	Chairman (since January 2002), President and Chief Executive Officer, Southern Community Financial Corporation since October 2001; Chairman (since January 2002), President (from incorporation until January 2002) and Chief Executive Officer (since incorporation), Southern Community Bank and Trust.

Richard A. Brenner, 39	Chief Executive Officer, Amarr Company (manufacturer of garage doors); Director of Blue Rhino Corporation (propane gas cylinder exchange) (listed on the Nasdaq National Market under the symbol “RINO”); all of Winston-Salem, North Carolina.

James G. Chrysson, 47	Vice President and Co-owner, C.B. Development Co., Inc. (real estate development and construction), Winston-Salem, North Carolina.

Durward A. Smith, Jr., 62	Chairman, DAC Products, Inc. (manufacturing), Rural Hall, North Carolina.

The Board recommends that the shareholders vote for the election of each of the nominees for director listed above. The five nominees receiving the highest number of votes will be elected.

MANAGEMENT OF THE COMPANY

Directors

     The following table shows the names, ages at December 31, 2002, and principal occupations during the past five years of the Company’s Class I and Class II Directors. Each such person has served as a director since the Bank’s incorporation on November 14, 1996, except for Nolan G. Brown who was appointed to the Board in May 1998 and Jeff T. Clark and Richard Cobb, who were elected to the Board at the 2001 Annual Meeting.

Name and age	Principal occupation over last five years

Listed below are the four persons who are Class I directors for three-year terms expiring in 2004:

Jeff T. Clark, 39	Executive Vice President of Southern Community Financial Corporation (since October 2001); President, Southern Community Bank and Trust (since January 2002); prior to that, Executive Vice President (since incorporation), Southern Community Bank and Trust (responsible for commercial and retail banking for the Bank).

Matthew G. Gallins, 46	President, Gallins Vending Company, Inc., Winston-Salem, North Carolina.

Dianne M. Neal, 43	Vice-President of Investor Relations since 1999, Vice President and Controller 1997-1999, prior to that, Director of Financial Planning and Accounting, R.J. Reynolds Tobacco Holdings, Inc., Winston-Salem, North Carolina.

William G. Ward, Sr., M.D., 49	Professor of Orthopaedic Surgery, Wake Forest Baptist Medical Center, Winston-Salem, North Carolina.

Listed below are the five persons who are Class II directors for three-year terms expiring in 2005:

Nolan G. Brown, 62	Owner and President, Triad Group, Inc. and related companies and subsidiaries (health care), Yadkinville, North Carolina.

Richard M. Cobb, 50	Executive Vice President, Chief Operating Officer (since January 2002) and Chief Financial Officer of Southern Community Financial Corporation (since October 2001); Executive Vice President, Chief Operating Officer (since January 2002) and Chief Financial Officer (since incorporation), Southern Community Bank and Trust.

Billy D. Prim, 46	Chairman and Chief Executive Officer, Blue Rhino Corporation (propane gas cylinder exchange), Winston-Salem, North Carolina (listed on the Nasdaq National Market under the symbol “RINO”).

Annette Y. Scippio, 53	Executive Director, Leadership Winston-Salem (community organization), Winston-Salem, North Carolina.

Anthony H. Watts, 47	President/Chief Executive Officer, A. Watts, Inc. (general construction), Winston-Salem, North Carolina.

Director relationships

     Board relationships. No director or principal officer is related to another director or principal officer.

     Other directorships: Other than directors Prim and Brenner (who are both directors of Blue Rhino Corporation), no director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Board Attendance and Fees

     The Board of the Company held 12 meetings in 2002. Currently, all directors of the Company also serve as directors of the Bank. The Board of the Bank held 12 meetings in 2002. All directors attended at least seventy-five percent of the meetings. During 2002, non-employee directors received $500 for each Board meeting attended and $300 for each committee meeting attended. During 2003, director fees are expected to be the same as in 2002.

Committees of the Board of Directors

     The Board has established the committees described below.

•     Executive Committee. The Executive Committee, between Board meetings and subject to such limitations as may be required by law or imposed by Board resolution, may exercise all of the Board’s authority. The Executive Committee also performs the functions of a nominating committee. The Executive Committee’s nominating committee functions include, among other things, recommending annually to the Board the names of persons to be considered for nomination and election by the Company’s shareholders and, as necessary, recommending to the

Board the names of persons to be elected to the Board to fill vacancies as they occur between annual meetings. In identifying prospects for the Board, the Committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the Executive Committee for consideration. The Executive Committee held three meetings during 2002. The Executive Committee presently consists of directors Angell, Bauer (Chair), Clark, Cobb, Chrysson, Prim, Smith, and Ward.

•     Audit Committee. As outlined in the Audit Committee Charter, the Audit Committee is responsible for insuring that the Board receives objective information regarding Company policies, procedures, and activities with respect to auditing, accounting, internal accounting controls, financial reporting, and such other Company activities as the Board may direct. During 2002, subject to the Board’s approval, the Audit Committee engaged a qualified firm of certified public accountants to conduct such audit work. The Audit Committee held five meetings during 2002. The Audit Committee Charter has been amended by the Board to give the Audit Committee in 2003 and following years the sole authority to select the certified public accountant for the Company. Please refer to the audit committee report below. Members of the Audit Committee are directors Brenner, Brown, Gallins, Neal (Chair), Scippio, and Watts.

•     Compensation Committee. The Compensation Committee reviews and recommends to the Board the annual compensation, including salary, stock option plans, incentive compensation and other benefits, for senior management and other Company employees. The Compensation Committee held two meeting during 2002. Please refer to the compensation committee report below. Members of the Compensation Committee are directors Angell, Chrysson, Prim (Chair), Smith, and Ward.

•     Other standing committees. The Board has approved three additional standing committees to which certain responsibilities have been delegated. These are the Loan Committee, the Trust Committee, and the Asset/Liability Management Committee.

Report of the Audit Committee

     In accordance with its written charter amended by the Board in 2002 (the “Charter”) and attached to this proxy statement as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing and financial reporting practices of the Company. As required by the Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the audit committee, and at least one member has accounting or related financial management expertise, all as required by the rules of The Nasdaq Stock Market, Inc.

     In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence required by Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees.” The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence.

     The Audit Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Chief Financial Officer and independent auditors were available to the Audit Committee to discus the interim financial information contained in each quarterly Form 10Q report prior to the filing of each such report.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements of the Company. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee: Richard A. Brenner, Nolan G. Brown, Matthew G. Gallins, Dianne M. Neal (chair), Annette Y. Scippio, and Anthony H. Watts.

Report of the Compensation Committee

     The following report of the Compensation Committee of the Board (the “Compensation Committee”) provides information with respect to the compensation paid to the Chief Executive Officer, F. Scott Bauer, and to the other executive officers of the Company. During 2002, the Company had no employees of its own and all employees were compensated by the Bank, the principal subsidiary of the Company. The purpose of the executive compensation program is to

•	Attract and retain qualified management

•	Enhance short-term financial gain, and

•	Enhance- long term shareholder value.

     The Company’s executive compensation program is administered by the Compensation Committee, and each member of the Committee is a non-employee director of the Company. The Company’s compensation program for executive officers consists of the following elements: annual salary; performance-based cash awards; periodic grants of options under the Company’s 1997 Incentive Stock Option Plan (the “ISO Plan”); annual matching contributions under the Bank’s 401(k) retirement plan (the “401(k) Plan”); a non-tax qualified retirement plan for executive officers and Employment Agreements between the Bank and the executive officers. For 2002, the Compensation Committee recommended to the Board the salary levels for executive officers and the incentive compensation amounts for executive officers. The Compensation Committee grants stock options under the ISO Plan to the executive officers. The Board of the Bank determines matching contributions under the Bank’s 401(k) Plan.

     The Compensation Committee intends to keep compensation levels competitive with the Bank’s peer group. The Compensation Committee’s strategy is to maintain a structure within the executive compensation program that strengthens the link between executive compensation, the Bank’s performance, individual performances of the executive officers and shareholder interests. The 2002 compensation program was based upon the following principles:

•	Base salaries were targeted to a range of salaries paid to executive officers of peer group banks.

•	Annual incentive awards were dependent upon the Bank’s performance against established target levels and its financial performance relative to its peer group.

•	Long-term compensation to executive officers based on return on equity through long term incentive cash awards given every three years.

•	Long-term compensation rewards linked to stock price appreciation by stock option awards under the ISO Plan.

     The following sections of this Report describe the compensation program for executive officers of the Company in effect in 2002:

     Base Salary. Base salaries for executive officers are reviewed and approved by the Board based upon recommendations by the Compensation Committee. The Compensation Committee recommends salaries based upon a review of the range of salaries earned by executive officers within the Bank’s peer group, although there is no predetermined point within such range at which the Compensation Committee targets salaries. In determining base salaries, the Compensation Committee does not establish performance thresholds or other measures that directly relate base salaries to operating performance, although overall performance of the Bank is a consideration.

     Incentive Compensation. Incentive compensation awards for executive officers are recommended by the Compensation Committee and approved by the Board based on each executive officer’s achievement of his individual performance objectives. These objectives are tied to annual and long term measurements of corporate objectives, such as return on average equity, return on average assets, asset growth, deposit growth, efficiency ratio and delinquency and charge off percentages, and, in some instances, additional objectives that are specific to the executive officer’s job function. The criteria for determining the cash incentive awards are based on meeting budgeted net income goals. The Board established a one-year incentive plan and a three-year incentive plan based on these criteria.

     For performance for the one-year period ending December 31, 2002, $120,000 in incentive compensation was awarded to the executive officers, which was paid in January 2003. In 2002, all employees who made a substantial contribution to the success of the Bank during the year ended December 31, 2002 were awarded cash incentive compensation.

     The Bank concluded the first year of the three-year performance period that will end December 31, 2004. Any compensation earned under this three-year incentive plan will be paid in January 2005.

     Stock Options. The Compensation Committee awards stock options to executive officers as a long-term incentive to align the executives’ interests with those of other shareholders and to encourage significant stock ownership. Under the ISO Plan, the Compensation Committee grants to selected key employees options to purchase the Shares at a price equal to the fair market value of the Shares on the date of grant. Eligible employees under the ISO Plan are those key employees who, in the judgment of the Compensation Committee, are in a position to materially affect the overall success of the Company and its subsidiaries by reason of the nature and extent of their duties. The stock options granted under the ISO Plan become exercisable in twenty percent (20%) installments on the vesting date and each of the four anniversaries following the vesting date. The option recipients, including Mr. Bauer, will receive value from these grants only to the extent that the price of the Shares exceeds the grant price under the ISO Plan. Executive Officers Jeff T. Clark and Richard M. Cobb were each awarded 15,000 options under the ISO Plan prior to the stock dividend.

     Supplement Executive Retirement Plan. The Bank has established a non-tax qualified retirement plan for certain executive and senior officers (“SERP”) to supplement the benefit such officers can receive under the Bank’s 401(k) plan. The SERP is designed to provide a retirement benefit to the officers at their normal retirement dates. The benefit is payable for life. In case of an officer’s termination of employment for any reason (other than for cause), the officer is 70% percent vested after five years from the date of employment, 85% percent vested after six years from the date of employment, and 100% percent vested after seven years from the date of employment. In the event of the officer’s termination of employment due to disability, the officer may request to receive an immediate disability benefit, in lieu of a retirement benefit, and such benefit will be payable, beginning within 30 day’s following the officer’s request. The Bank purchased life insurance policies on the lives of the participating officers in order to provide future funding of the benefit payments. In the event of the officer’s death, the officer’s beneficiary will receive a split dollar death benefit in the amount of 95% of the net at-risk life insurance portion of the death benefit. The SERP has eight participants, including the executive officers of the Company. The increase in the vested accrued benefit to be provided under the SERP to the executive officers of the Bank during 2002 was approximately $78,700.

     Matching Contributions to 401(k) Plan. The 401(k) Plan is a voluntary defined contribution benefit plan under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), designed to provide additional incentive and retirement security for eligible employees of the Bank. All Bank employees over the age of 21 are eligible to participate in the 401(k) Plan. The executive officers of the Company participate in the 401(k) Plan on the same basis as all other eligible employees of the Bank. Under the 401(k) Plan, each eligible employee of the Bank may elect to contribute on a pre-tax basis to the 401(k) Plan, subject to certain limitations that may lower the maximum contributions of more highly compensated participants. The Bank matches 100% of an employee’s contributions to the 401(k) Plan up to a maximum limit of 6% of the employee’s compensation. The Board believes that tying the financial interests of the employees to those of the shareholders will result in enhanced shareholder value. Therefore, the Bank match is invested in Shares purchased on the open market and employees may elect to have their 401(k) Plan funds used to purchase additional Shares on the open market.

     2002 Compensation to the Chief Executive Officer. The Compensation Committee annually reviews the Chief Executive Officer’s accomplishments and evaluates the Chief Executive Officer, F. Scott Bauer. The Compensation Committee discusses this review with Mr. Bauer. The Compensation Committee then recommends a salary to the Board. The Board discusses the Compensation Committee review and recommended salary and sets Mr. Bauer’s salary.

     In determining Mr. Bauer’s base salary for 2002, the Compensation Committee reviewed his accomplishments, examined salary information for the Bank’s peer group, and evaluated the overall performance of the Bank in comparison with the peer group. Mr. Bauer’s 2002 salary was at the high midpoint of the range of salaries paid to the chief executive officers of the Bank’s peer group. The Compensation Committee believes that Mr. Bauer’s 2002 base salary was modest in relation to the Bank’s corporate and financial performance.

     In determining Mr. Bauer’s annual incentive compensation award, the Compensation Committee applied the evaluation procedure discussed above. The amount awarded to Mr. Bauer for performance during the one-year period ending December 31, 2002 was based solely upon the Bank’s performance as measured by the corporate objectives set forth above and represents a payment of 30% of his 2002 base compensation. There were no awards to Mr. Bauer under the ISO Plan in 2001. Any incentive compensation earned by Mr. Bauer for performance under the three-year incentive plan will not be paid until January 2005.

This report is submitted by the Compensation Committee: Don G. Angell, James G. Chrysson, Billy D. Prim (chair), Durward A. Smith, Jr., and Dr. William G. Ward, Sr.

Principal Executive Officers

     F.     Scott Bauer, age 48, is Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Bauer became President and Chief Executive Officer of the Bank when the Bank was incorporated and served in that position until December 31, 2001. Prior to his service with the Bank, Mr. Bauer served as City Executive for Southern National Bank in Winston-Salem, North Carolina, the largest city in the Southern National Bank system, from 1994 until Southern National Bank merged with Branch Banking and Trust Company (“BB&T”) in May 1995, whereupon he continued as City Executive until he resigned to form the Bank in November 1995.

     Jeff T. Clark, age 39, is Executive Vice President of the Company. Mr. Clark joined the Bank in August 1996 prior to its incorporation and, before becoming President of the Bank on December 31, 2001, served as Executive Vice President and was responsible for commercial and retail banking for the Bank. His most recent banking experience was as a senior commercial loan officer for Southern National Bank in Winston-Salem, North Carolina.

     Richard M. Cobb, age 50, is Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company. He has served as Executive Vice President and Chief Financial Officer of the Bank since it was incorporated. He is a Certified Public Accountant. Mr. Cobb served as Senior Vice President and Chief Financial Officer of Triad Bank, Greensboro, North Carolina from 1992 until joining the Bank in May 1996 while the Bank was being organized. Prior to joining Triad Bank, he was a commercial loan officer with BB&T.

Executive Compensation

     Cash compensation. The Company has no employees of its own and all employees were compensated by the Bank. The cash and cash equivalent compensation paid by the Bank during the fiscal years ended December 31, 2000, 2001 and 2002 to each executive officer who earned in excess of $100,000 is as follows:

		Annual			Long Term
	Compensation				Compensation

				Other
				Annual	Options/	LTIP	All Other
		Salary	Bonus	Comp.	SARS	Payout	Comp.
Name and Position	Year	($)	($)(1)	($)(2)	(#)	($)(3)	($)(4)

F. Scott Bauer	2002	199,000	60,000	3,827	-0-	39,000	48,721
Chairman of the Board,	2001	156,000	-0-	-0-	-0-	-0-	23,137
President and CEO	2000	138,000	80,000	2,654	-0-	-0-	7,066

Jeff T. Clark	2002	138,000	30,000	2,654	15,750	18,000	20,615
Exec. Vice President	2001	120,000	-0-	-0-	-0-	-0-	11,484
	2000	108,000	21,600	2,077	-0-	-0-	5,163

Richard M. Cobb	2002	138,000	30,000	2,654	15,750	18,000	39,419
Exec. Vice President/	2001	120,000	-0-	-0-	-0-	-0-	17,465
Chief Financial Officer/	2000	108,000	21,600	2,077	-0-	-0-	5,163
Chief Operating Officer

(1)	These amounts were earned for the period shown but not paid until the following compensation year.

(2)	The value of non-cash compensation paid to the named executive officers during the fiscal years disclosed did not exceed 10% of cash compensation. Amounts shown are payments for unused personal and sick leave.

(3)	The amounts shown were awarded under the Bank’s long term incentive plan for performance during years 1999-2001.

(4)	Consists of the Bank’s contribution on behalf of the named executive officers under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code and the increase in the vested accrued benefit to be provided to the named executive officers under the SERP, which was established on May 3, 2001.

     Option grants in 2002. The following table contains information with respect to stock options to purchase shares of the common stock of the Company granted to the named executive officers during 2002.

Option/SAR Grants in Last Fiscal Year – Individual Grants

	Number of	Percent of
	securities	total
	underlying	Options/SARS
	Options/	granted to	Exercise or		Grant date
	SARS	employees	base price	Expiration	present
Name	Granted (#)	in 2002 (%)	($/Share)	Date	value ($)(1)

Jeff T. Clark	15,750	15	6.51	August 22, 2012	$35,500

Richard M. Cobb	15,750	15	6.51	August 22, 2012	$35,500

(1)	Value was determined by using the Black-Scholes option pricing model. The assumptions used in the model were: a volatility of 22%, a risk-free rate of return of 4%, no dividend yield, and seven years to the date of exercise.

     Total stock options held by the named executive officers. The following table contains information with respect to stock options to purchase Shares held by the named executive officers during 2002.

Aggregated Option Exercises in 2002 and December 31, 2002, Option Values

			Number of Unexercised		Value ($) of Unexercised
	Shares		Options		In-the-Money Options
	Acquired on	Value	at December 31, 2002		at December 31, 2002(1)
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable		Exercisable/Unexercisable

F. Scott Bauer	-0-	-0-	187,925	-0-	522,563	-0-

Jeff T. Clark	-0-	-0-	60,254	12,600	153,703	1,008

Richard M. Cobb	-0-	-0-	98,264	12,600	269,855	1,008

(1)	Value represents the difference between the fair market value and the exercise price for the unexercised options at December 31, 2002.

Employment Agreements

     Terms of the agreements. The Bank is a party to employment contracts with F. Scott Bauer, Chairman of the Board, President and Chief Executive Officer of the Company, Jeff T. Clark, Executive Vice President of the Company and Richard M. Cobb, Executive Vice President and Chief Financial Officer of the Company (the “Agreements”). The terms under the Agreements are three years. On each anniversary of the effective date of the Agreements, the terms are automatically extended for an additional one year period beyond the then effective expiration date unless written notice from the Bank or the officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. No such notice has been given by any such party. In addition, each officer has the option to terminate his respective contract upon sixty days’ written notice to the Bank.

     Under the Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. Mr. Bauer’s, Mr. Clark’s and Mr. Cobb’s compensation pursuant to the Agreements for 2003 has been established by the Board at $240,000, $160,000 and $160,000, respectively.

The cash compensation paid to each officer pursuant to the Agreements in 2000, 2001 and 2002 is set forth in the section above entitled “Executive Cash Compensation.” Under his Agreement, Mr. Bauer has the use of an automobile pursuant to the policies of the Bank and is entitled to term insurance providing a death benefit of up to $500,000, provided the cost to the Bank of such insurance does not exceed $1,000 per year. Under the Agreements, each officer is entitled to all fringe benefits which are generally provided by the Bank for its employees.

     Change of control provisions. The Agreements provide for certain payments to each officer upon any change of “control” of the Bank. “Control” is defined, under the Agreements, to mean any of the following events:

(i) After the effective date of each Agreement, any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the directors of the Bank; or

(ii) The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or

(iii) All or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity, or group.

     Upon any such change in control, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under his Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

     Upon his termination of employment following a change in control, whether voluntary or involuntary, the Bank has agreed to pay each officer an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. This compensation is payable, at the officer’s option, either by lump sum or in 36 equal monthly installments. The Bank has the right, under the Agreements, to reduce any such payments as necessary under the Internal Revenue Code to avoid the imposition of excise taxes on the officer or the disallowance of a deduction to the Bank.

Company Transactions with Directors and Officers

     The Company’s principal subsidiary, the Bank, has had, and expects to have in the future, transactions in the ordinary course of the Bank’s business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral, and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features.

Reports of Changes in Beneficial Ownership

     Directors and principal officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Shares. To the Company’s knowledge, all such required reports were timely filed.

Performance Graph

     The graph on the following page provides an indicator of the cumulative total shareholder returns for the Company as compared with the S&P 500 Stock Index and SNL Securities’ Southern Bank Index.

Southern Community Financial Corp.

	Period Ending

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Southern Community Financial Corp.	100.00	233.75	200.00	173.25	167.47	159.84
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
SNL Southeast Bank Index	100.00	106.46	83.77	84.12	104.79	115.76

PROPOSAL 2: APPROVAL OF 2002 INCENTIVE STOCK OPTION PLAN

     On December 19, 2002, the Board adopted the 2002 Incentive Stock Option Plan (the “2002 ISO Plan”), subject to shareholder approval. An aggregate of 350,000 newly issued shares of common stock of the Company has been reserved for issuance by the Company upon exercise of stock options to be granted to certain employees of the Bank from time to time under the 2002 ISO Plan. Options granted under the 2002 ISO Plan are intended to qualify as “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, options afford favorable tax treatment to recipients upon compliance with certain restrictions but do not result in tax deductions to the Company. The purpose of the 2002 ISO Plan is to increase the performance incentive for employees of the Bank, to encourage the continued employment of current employees and to attract new employees by facilitating their purchase of a stock interest in the Company.

     The 2002 ISO Plan is administered by the Compensation Committee of the Board (See “Management of the Company — Committees of the Board of Directors”). No member of the Compensation Committee will be eligible to receive options under the 2002 ISO Plan. Employees of the Bank will be eligible to receive options under the 2002 ISO Plan at no cost to them other than the option exercise price. Generally, the exercise price for options granted pursuant to the 2002 ISO Plan may not be less than 100% of the fair market value of the Shares on the date of the grant. No option will be exercisable more than ten years after the date that it is granted. In the case of an employee who owns more than 10% of the Shares at the time the stock option is granted, the option price may not be less than 110% of the fair market value of the Shares on the date of the grant, and the option shall not be exercisable more than five years from the date it is granted. There are no such employees at this time.

     The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. In the event that a participant ceases to serve as an employee of the Bank for the reason of retirement, an exercisable stock option will continue to be exercisable for three months but in no event after the expiration of the date of the option. In the event of the disability or death of a participant during such service or within three months following retirement or disability, an exercisable stock option will continue to be exercisable for 12 months. In all other events of termination of employment, the option must be exercised prior to the termination date. Options are not exercisable unless the optionee completes at least one year of continuous employment from the date of the grant of the option.

     The Company will receive no monetary consideration for the granting of stock options. The consideration, if any, which the Company receives from the granting of such stock options is the further dedication of the employees of the Bank in the performance of their responsibilities, duties and functions on behalf of the Bank. Upon the exercise of options, the Company will receive payment of cash, Shares, or a combination of cash and Shares from the optionee in exchange for shares issued. No options have been granted under the 2002 ISO Plan. The last sale price of the Shares as of February 28, 2003 was $7.62 per Share.

     Subject to alternative minimum tax rules under the Internal Revenue Code, a recipient of a stock option under the 2002 ISO Plan will not be taxed upon either the grant of the option or on the date he or she exercises such option. Unless subject to the alternative minimum tax, a recipient will be taxed only upon the sale of the stock underlying the option and will be taxed on the difference between the option price and the sales price of the stock. The taxable amount will be treated as capital gain. If the 2002 ISO Plan requirements are satisfied, the Company will receive no corresponding deduction for any portion of the stock option.

     It has been management’s practice to grant options under the incentive stock option plans of the Company to all employees of the Bank after the completion of probationary employment periods. Management intends to continue this practice provided there are a sufficient number of Shares available under the 2002 ISO Plan. Approval of the 2002 ISO Plan will allow the Company to continue this practice.

     If the 2002 ISO Plan is approved by the shareholders, the 2002 ISO Plan will become effective immediately and all options will be available for grant to eligible employees. If the 2002 ISO Plan is not approved by the shareholders, it will be of no effect.

     The 2002 ISO Plan may be deemed an anti-takeover measure. Options under the 2002 ISO Plan may be issued only to employees of the Bank. If the options are exercised, the persons exercising them will hold additional Shares and the voting rights that accompany those Shares. Unless additional Shares are sold in a public or private offering or issued pursuant to a stock dividend, the Shares issued pursuant to the 2002 ISO Plan will be the only newly-issued Shares. As a result, the voting power of all other shareholders may be diluted as the number of Shares held by management increases and the number of Shares held by other shareholders remains constant. The increased voting power held by management could help management defeat shareholder proposals unfavorable to management, shareholder nominees for directors unacceptable to management, and mergers, tender offers or other transactions requiring shareholder approval that are unfavorable to management, even though such shareholder proposal, shareholder nominee for director, merger, tender offer or other transaction may be considered by others to be favorable to the shareholders and to the Company.

Interests of certain persons. Upon shareholder approval, the principal officers of the Bank will be eligible to receive grants pursuant to the 2002 ISO Plan.

The Board of Directors recommends that shareholders vote for the approval of the 2002 Incentive Stock Option Plan. This proposal will be approved if the votes in favor of the proposal exceed the votes cast against the proposal.

PROPOSAL 3: APPROVAL OF 2002 NONSTATUTORY STOCK OPTION PLAN

     On December 19, 2002, the Board adopted the 2002 Nonstatutory Stock Option Plan (the “2002 NSSO Plan”), subject to shareholder approval. An aggregate of 150,000 newly issued shares of common stock of the Company has been reserved for issuance by the Company upon exercise of stock options to be granted from time to time under the 2002 NSSO Plan. Options granted under the 2002 NSSO Plan do not qualify as “incentive stock options” within the meaning of Section 422A of the Code and do not afford favorable tax treatment to recipients. Options granted under the 2002 NSSO Plan do result in tax deductions to the Bank. The purpose of the 2002 NSSO Plan is to increase the performance incentives for eligible recipients, to encourage the continued participation of current directors and employees of the Bank and to attract new directors and employees to the Bank by facilitating their purchase of a stock interest in the Company.

     The 2002 NSSO Plan is administered by the Board. Directors of the Company and employees of the Bank will be eligible to receive options under the 2002 NSSO Plan at no cost to them other than the option exercise price. The options must be exercised within ten years from the date of grant. In the event that a participant ceases to serve as a director of the Company or employee of the Bank for any reason other than cause, as defined in the 2002 NSSO Plan, an exercisable stock option will continue to be exercisable upon the terms and conditions contained in the grant. Termination for cause will also terminate the options. In the event of the death of a participant during service, an exercisable stock option will continue to be exercisable for 12 months from the date of death to the extent it was exercisable by the participant immediately prior to death.

     The Company will receive no monetary consideration for the granting of stock options. The consideration, if any, which the Company receives from the granting of such stock options is the further dedication of its directors and the employees of the Bank in the performance of their responsibilities, duties and functions on behalf of the Company and the Bank. Upon the exercise of options, the Company will receive payment of cash, Shares, or a combination of cash and Shares from the optionee in exchange for shares issued. No options have been granted under the 2002 NSSO Plan. The last sale price of the Shares as of February 28, 2003 was $7.62 per Share.

     A recipient of a stock option under the 2002 NSSO Plan will not be taxed upon the grant of the option. Upon the date he or she exercises such option, the recipient will have taxable ordinary income on the difference between the option price and the fair market value of the stock on the date of exercise. The Company will receive a tax deduction for any amount recognized by the recipient as ordinary income.

     If the 2002 NSSO Plan is approved by the shareholders, the 2002 NSSO Plan will become effective immediately and all options will be available for grant to eligible directors and employees. If the 2002 NSSO Plan is not approved by the shareholders, it will be of no effect.

     The 2002 NSSO Plan may be deemed an anti-takeover measure. Options under the 2002 NSSO Plan may be issued only to directors of the Company and employees of the Bank. If the options are exercised, the persons exercising them will hold additional Shares and the voting rights that accompany those Shares. Unless additional Shares are sold in a public or private offering or issued pursuant to a stock dividend, the Shares issued pursuant to the 2002 NSSO Plan will be the only newly-issued Shares. As a result, the voting power of all other shareholders may be diluted as the number of Shares held by management and the directors increases and the number of Shares held by other shareholders remains constant. The increased voting power held by management and the directors could help defeat shareholder proposals unfavorable to management and the directors, shareholder nominees for directors unacceptable to management and the directors, and mergers, tender offers or other transactions requiring shareholder approval that are unfavorable to management and the directors, even though such shareholder proposal, shareholder nominee for director, merger, tender offer or other transaction may be considered by others to be favorable to the shareholders and to the Company.

Interests of certain persons. Upon shareholder approval, each director will be eligible for grants pursuant to the 2002 NSSO Plan.

The Board of Directors recommends that shareholders vote for the approval of the 2002 Nonstatutory Stock Option Plan. This proposal will be approved if the votes in favor of the proposal exceed the votes cast against the proposal.

PROPOSAL 4: APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN

     On December 19, 2002, the Board approved the creation of, and on February 20, 2003 the Board adopted, subject to shareholder approval, the 2002 Employee Stock Purchase Plan (the “2002 ESPP”). An aggregate of 1,000,000 shares of common stock of the Company has been reserved for issuance by the Company upon exercise of options to be granted from time to time under the 2002 ESPP. The purpose of the 2002 ESPP is to provide employees of the Bank with an opportunity to purchase shares of the common stock of the Company in order to encourage employee participation in the ownership and economic success of the Company.

     The 2002 ESPP provides employees of the Bank the right to purchase, annually, shares of the Company’s common stock at 85% of fair market value. The number of shares that can be purchased in any calendar year by any individual is limited to the lesser of: (1) shares with a fair market value of $25,000; or (2) shares with a fair market value of 20% of the individual’s annual compensation. Shares purchased through the 2002 ESPP must be held by the employee for one year, after which time the employee is free to dispose of the stock.

     The 2002 ESPP is intended to qualify under Section 423 of the Code. Accordingly, no income will be recognized by the employee at the time the shares are purchased under the 2002 ESPP. Upon disposition of the shares after one year from the date of purchase, the difference between the employee’s purchase price and the fair market value of the shares at date of purchase will be taxable to the employee as ordinary income. Any increase or decrease in market value from the date of purchase to the date of disposition will be a capital gain or loss to the employee.

     The Company will derive no tax deduction from the sale of shares under the 2002 ESPP as long as such shares are held by the employee for a period of one year from the date of purchase. If shares are disposed of by the employee prior to the expiration of such period, the Company will be entitled to a tax deduction, as compensation expense, equal to the difference between the employee’s purchase price and the market value of the shares on the date of purchase. Such deduction would be available to the Company in the period of disposition by the employee.

The Board of Directors recommends that shareholders vote for the approval of the 2002 Employee Stock Purchase Plan. This proposal will be approved if the votes in favor of the proposal exceed the votes cast against the proposal.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company’s independent certified public accountant for the year ended December 31, 2002, was Dixon Odom PLLC (“Dixon Odom”). The Audit Committee of the Board has selected Dixon Odom as the Company’s independent certified public accountant for the year ended December 31, 2003. Fees for the audit of the financial statements for the year ended December 31, 2002 were $76,250. Fees for other services provided to the Company by Dixon Odom during 2002 were $31,163. The Company’s Audit Committee has determined that the non-audit related services rendered by Dixon Odom are compatible with maintaining the principal accountant’s independence. Representatives of Dixon Odom will be present at the Annual Meeting with the opportunity to make a statement if they desire, and they will be available to respond to appropriate questions.

ANNUAL REPORT

     In accordance with the regulations of the Securities and Exchange Commission (“SEC”), the Company’s 2002 Annual Report on Form 10-K for the year ended December 31, 2002, including the financial statements and schedules, accompanies this Proxy Statement. No part of the 2002 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made.

     The Company will furnish any exhibit to the Form 10-K upon payment of the cost of copying the exhibit, upon written request to:

Richard M. Cobb, Executive Vice President
Southern Community Financial Corporation
4701 Country Club Road
Winston-Salem, North Carolina 27104

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     How to submit proposals for possible inclusion in the 2004 proxy materials: For shareholder proposals to be considered for inclusion in the proxy materials for the Company’s 2004 annual meeting, any such proposals must be received at the Company’s principal office (currently 4701 Country Club Road, Winston-Salem, North Carolina 27104) not later than November 17, 2003. In order for a proposal to be included in the Company’s proxy material for the Annual Meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at the Annual Meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the Annual Meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

     Shareholder proposals after November 17, 2003: Proposals submitted after November 17, 2003 will not be included in the proxy materials for the 2004 annual meeting. Any such proposals received by February 20, 2004, may be considered at the 2004 annual meeting as other business. Management proxies shall have discretionary authority to vote on those proposals at the 2004 annual meeting. If notice of the proposal is not received by February 20, 2004, such notice will be considered untimely.

     Nominations of directors: The Company’s Bylaws provide that shareholders may make nominations of directors if such nominations are made in writing and delivered or mailed to the Company not less than seven (7) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting, and upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

OTHER MATTERS

     Management knows of no other matters that will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

By order of the Board of Directors.

F. Scott Bauer Chairman of the Board

SOUTHERN COMMUNITY FINANCIAL CORPORATION
2002 NONSTATUTORY STOCK OPTION PLAN

     Southern Community Financial Corporation, a North Carolina corporation (the “Corporation”), does herein set forth the terms of its 2002 Nonstatutory Stock Option Plan (the “Plan”), which was adopted by the Board of Directors (the “Board”) of the Corporation.

     1.     Purpose of this Plan. The purpose of this Plan is to provide for the grant of Nonstatutory Stock Options (the “Options” or singularly, “Option”) to corporate and advisory directors of the Corporation and its subsidiaries (“Eligible Individuals”) who wish to invest in the Corporation’s common stock, no par value (the “Common Stock”). The Board believes the existence of this Plan will make it possible for the Corporation to attract capable individuals to serve on the corporate and advisory boards of the Corporation and its subsidiaries.

     2.     Administration of this Plan. (a) This Plan shall be administered by the Board. The Board shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Board shall be final, conclusive, and binding upon all parties.

          (b)  The Board may designate any officers or employees of the Corporation to assist in the administration of this Plan. The Board may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Board may see fit.

     3.     Shares of Common Stock Subject to this Plan. The number of shares of Common Stock that shall be available initially for Options under this Plan is one hundred and fifty thousand (150,000), subject to adjustment as provided in Paragraph 12. Common Stock subject to Options which expire or terminate prior to exercise of the Options shall lapse and such shares shall again be available for future grants of Options under this Plan.

     4.     Eligibility. (a) Options under this Plan may be granted to any corporate or advisory director as determined by the Board. An individual may hold more than one Option under this or other plans adopted by the Corporation.

          (b)  Upon the forfeiture of an Option for whatever reason prior to the expiration of the Option Period (as defined in Paragraph 8 hereof) the shares of Common Stock covered by a forfeited Option shall be available for the granting of additional Options during the remaining term of this Plan upon such terms and conditions and to such Eligible Individuals as may be determined by the Board.

     5.     Option Price. (a) The price per share of each Option granted under this Plan (the “Option Price”) shall be determined by the Board as of the effective date of grant of such Option. In no event shall such Option Price be less than 100% of the fair market value of the Common Stock on the date of the grant. An Option shall be considered as granted on the later of (i) the date the Board acts to grant such Option, or (ii) such later date as the Board shall specify in an Option Agreement (as hereinafter defined).

          (b)  The fair market value of a share of Common Stock shall be determined as follows:

          (i)  If on the date as of which such determination is being made, the Common Stock is admitted to trading on a securities exchange or exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of the Common Stock shall be deemed to be equal to the mean of the closing sale price as reported for each of the five (5) trading days immediately preceding the date as of which such determination is made;

provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available.

          (ii)  If on the date as of which such determination is made, quotations for the Common Stock are regularly listed on the National Association of Securities Dealers Nasdaq system or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for the Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made. If a closing bid and asked price is not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available.

          (iii)  If no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Board, for the trading date first preceding the date as of which such determination is made.

     If the Board determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Board may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

     6.     Payment of Option Price. Payment for shares subject to an Option may be made either in cash or, with the approval of the Board, in other stock of the Corporation owned by the person to whom such Option was granted or such other person as may be entitled to exercise such Option (the “Optionee”). Any shares of the Corporation’s stock that are delivered in payment of the aggregate Option Price shall be valued at their fair market value, as determined by the Board, on the date of the exercise of such Option.

     7.     Terms and Conditions of Grant of Options. Each Option granted pursuant to this Plan shall be evidenced by a written Nonstatutory Stock Option Agreement (the “Option Agreement”) with each person to whom an Option is granted. The Option Agreement shall be in the form the Board shall adopt and may contain such terms and conditions as the Board may determine.

     8.     Option Period. Each Option Agreement shall set forth a period during which such Option may be exercised (the “Option Period”); provided, however, that the Option Period shall not exceed ten (10) years after the date of grant of such Option as specified in an Option Agreement.

     9.     Exercise of Options. (a) An Option shall be exercised by written notice to the Board signed by an Optionee or by such other person as may be entitled to exercise such Option or to surrender such Option. The written notice shall state the number of shares with respect to which an Option is being exercised and shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days after the date of such notice) by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than 100 shares, unless the Board otherwise approves or unless the partial exercise is for the remaining shares available under such Option.

          (b)  A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business following the receipt of the notice of exercise of such Option and the payment therefor. During the Option Period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of the Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual’s name entered as a shareholder of record on the books of the Corporation for such shares.

     10.     Effect of Leaving the Corporation or Death. (a) In the event that an Optionee terminates the relationship with the Corporation for any reason other than retirement, disability, or death, any Option granted to the Optionee under this Plan, to the extent not previously exercised or surrendered by the Optionee or expired, shall immediately terminate.

          (b)  In the event of an Optionee’s retirement, such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised or surrendered by the Optionee or expired, for such period of time as may be determined by the Board and specified in the Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement. Notwithstanding any other provision contained this Plan, or in any Option Agreement, upon retirement, any Option then held by an Optionee shall be exercisable immediately in full. For purposes of this Plan, the term “retirement” for a Director shall mean termination of a Director’s membership on the Board (i) at any time after attaining age 65 with the approval of the Board; or (ii) at the election of the Director, at any time after not less than five (5) years service as a member of the Board.

          (c)  In the event of an Optionee’s disability, such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised or surrendered by the Optionee or expired, for such period of time as may be determined by the Board and specified in the Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement. Notwithstanding any other provision contained this Plan, or in any Option Agreement, upon an Optionee’s disability, any Option then held by the Optionee shall be exercisable immediately in full. For purposes of this Plan, the term “disability” shall be defined as may be determined by the Board.

          (d)  In the event that an Optionee should die while serving on the Board or as an employee during the Option Period, an Option granted under this Plan, to the extent that it has not previously been exercised or surrendered by the Optionee or expired, shall vest and shall be exercisable, in accordance with the terms of the Option Agreement, by the personal representative of such Optionee, the executor or administrator of such Optionee’s estate, or by any person or persons who acquired such Option by bequest or inheritance from such optionee, notwithstanding any limitations placed on the exercise of such Option by this Plan or the Option Agreement, at any time within twelve (12) months after the date of death of such Optionee. In no event may an Option be exercised later than the end of the Option Period provided in the Option Agreement. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option after the death of such Optionee under the terms of this Plan.

     11.     Effect of Plan on Status with Corporation. The fact that an Optionee has been granted an Option under this Plan shall not confer on such Optionee any right to continued service on any board of the Corporation or its subsidiaries, nor shall it limit the right of the Corporation to remove such Optionee from service with the Corporation or any of its subsidiaries at any time.

     12.     Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.

          (a)  In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment prior to the termination of an Optionee’s rights under this Plan, equitable proportionate adjustments shall be made by the Board in (i) the number and kind of shares which remain available under this Plan and (ii) the number, kind, and the Option Price of shares subject to the unexercised portion of an Option under this Plan. The adjustments to be made shall be determined by the

Board and shall be consistent with such change or changes in the Corporation’s total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

          (b)  The grant of Options under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation’s assets or business.

          (c)  Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity, or a tender offer approved by the Board (any such transaction being hereinafter referred to as an “Acceleration Event”), this Plan and any Options granted hereunder shall terminate unless provision is made in writing in connection with such Acceleration Event for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of the successor corporation, or a parent or a subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Board, or the successor to the Corporation, to the number, kind and Option Price of shares subject to such substituted options. In such event, this Plan and Options granted hereunder, or the new options substituted therefore, shall continue in the manner and under the terms so provided, but any vesting periods or other restrictions on exercise that would otherwise apply shall no longer be applicable. Upon the occurrence of any Acceleration Event in which provision is not made for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of a successor corporation or a parent or a subsidiary thereof, each Optionee to whom an Option has been granted under this Plan (or such person’s personal representative, the executor or administrator of such person’s estate, or any person who acquired the right to exercise such Option from such person by bequest or inheritance) shall be entitled, prior to the effective date of the Acceleration Event, (i) to exercise, in whole or in part, the Optionee’s rights under any Option granted to the Optionee without any regard to any restrictions on exercise that would otherwise apply, or (ii) to surrender any such Option to the Corporation in exchange for receipt of cash equivalent to the amount by which the fair market value of the shares of Common Stock such person would have received had such person exercised the Option in full immediately prior to consummation of the Acceleration Event exceeds the applicable aggregate Option Price. To the extent that a person, pursuant to this Subparagraph 12(c) has a right to exercise or surrender any Option on account of an Acceleration Event which such person otherwise would not have had at that time, such right shall be contingent upon the consummation of the Acceleration Event.

     13.     Limited Stock Appreciation Rights. (a) In connection with the grant of any Option under this Plan, the Board may, in its discretion, by written notice provide an Optionee with the right (herein sometimes referred to as “Limited Stock Appreciation Rights”), following a “change in control” of the Corporation and without regard to any restrictions on exercise that would otherwise apply, to surrender any unexercised portion of such Option as such Optionee then may have for a cash payment equal to the amount by which the fair market value (as determined by the Board) of the number of shares of Common Stock then subject to such Option exceeds the aggregate Option Price therefor.

          (b)  When used herein, the phrase “change in control” refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty (20%) percent of the Corporation’s outstanding stock or (ii) during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of such two (2) year period.

          (c)  Limited Stock Appreciation Rights shall be exercised by written notice to the Corporation as provided in Paragraph 11 hereof at any time prior to the earlier of (i) the date which is thirty (30) days after the date of notice of a change in control or (ii) the last day of the Option Period provided in the Option Agreement, but in no event shall the expiration date be more than ten (10) years after the date of grant of an Option as specified in the Option Agreement.

          (d)  Limited Stock Appreciation Rights may be exercised only when the aggregate market value of Common Stock subject to an Option exceeds the aggregate Option Price.

     14.     Non-Transferability. An Option granted under this Plan shall not be assignable or transferable except, in the event of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, his personal representative, the executor or the administrator of such Optionee’s estate, or the person or persons who acquired by bequest or inheritance the rights to exercise or to surrender such Options, may exercise or surrender any Option or portion thereof to the extend not previously exercisable or surrendered by an Optionee or expired, in accordance with the terms of the Option Agreement, prior to the expiration of the exercise period as specified in Subparagraph 10(d) hereof.

     15.     Tax Withholding. The Corporation shall have the right to deduct or otherwise effect a withholding or payment of any amount required by federal or state laws to be withheld or paid with respect to the grant, exercise or surrender for cash of any Option or the sale of stock acquired upon the exercise of an Option in order for the Corporation or any of its subsidiaries to obtain a tax deduction otherwise available as a consequence of such grant, exercise, surrender for cash, or sale, as the case may be.

     16.     Listing and Registration of Option Shares. Any Option granted under this Plan shall be subject to the requirement that if at any time the Board shall determine, in its sole discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     17.     Exculpation and Indemnification. In connection with this Plan, no member of the Board shall be personally liable for any act or omission to act in such person’s capacity as a member of the Board, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person’s own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Board, and each other officer or employee of the Corporation to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including reasonable counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person’s duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

     18.     Amendment and Modification of this Plan. The Board may at any time, and from time to time, amend or modify this Plan in any respect; provided, however, that no amendment or modification shall be made that increases the total number of shares covered by this Plan or effects any change in the category of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan unless such change is approved by the holders of a majority of the outstanding shares of the Common Stock. Any amendment or modification of this Plan shall not materially reduce the benefits under any Option therefore granted to an Optionee under this Plan without the consent of such Optionee or any permitted transferee.

     19.     Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from July 25, 2002, the effective date of this Plan.

     20.     Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

     21.     Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

     22.     Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     23.     Inspection of Plan. A copy of this Plan, and any amendments thereto or modifications thereof, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

SOUTHERN COMMUNITY FINANCIAL CORPORATION
2002 EMPLOYEE STOCK PURCHASE PLAN

     1.     DEFINITIONS. In this Plan, except where the context otherwise indicates, the following definitions apply:

             1.1. “Account” means a bookkeeping account established and maintained hereunder by the Administrator or its designee in the name of each Participant. The term “Account” shall not include a Brokerage Account.

             1.2. “Administrator” means the Compensation Committee of the Board of the Corporation.

             1.3. “Affiliate” means a parent or subsidiary corporation of the Corporation, as defined in Code Sections 424(e) and (f) (but substituting “the Corporation” for “employer corporation”), including parents or subsidiaries of the Corporation that become such after adoption of the Plan.

             1.4. “Board” means the Board of Directors of the Corporation.

             1.5. “Brokerage Account” means an account established and maintained by a broker-dealer or financial institution in the name of each Participant to which shall be transferred Shares purchased hereunder on behalf of such Participant. In addition, the Administrator may transfer cash to a Participant’s Brokerage Account in the event a cash refund is owed to such Participant under any provision of the Plan.

             1.6. “Business Day” means any day other than a Saturday, Sunday or legal holiday in Winston Salem, North Carolina, except as otherwise determined by the Administrator.

             1.7. “Code” means the Internal Revenue Code of 1986, as amended.

             1.8. “Common Stock” means the common stock of the Corporation.

             1.9. “Compensation” means base cash compensation received by an Employee from the Corporation or its Designated Affiliate. By way of illustration, but not limitation, Compensation includes regular compensation such as salary and commissions, but excludes overtime, bonuses, relocation payments or reimbursements, expense reimbursements, tuition or other reimbursements, automobile allowances, housing allowances, cash payments in lieu of sick or vacation time benefits and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Corporation or its Designated Affiliate.

             1.10. “Corporation” means Southern Community Financial Corporation, a North Carolina corporation, and any successor thereto.

             1.11. “Designated Affiliate” means any Affiliate that has been designated by the Board or the Administrator as eligible to participate in the Plan.

             1.12. “Employee” means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Corporation or one of its Designated Subsidiaries. The status of an individual as an Employee shall not be affected by a leave of absence from employment with the Corporation or a Designated Affiliate, as the case may be, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract, policy, or statute.

             1.13. “Enrollment Form” means the form prescribed by the Administrator (or its designee) that shall be (a) completed and executed by an Employee (through written, telephonic, or electronic means, or through other means of communication) who elects to participate in the Plan, and (b) filed (through written, telephonic, or electronic means, or through other means of communication) with the Administrator (or its designee).

             1.14. “Exercise Date” means May 31 of each Plan Year and/or such other date(s) as may be specified by the Administrator; provided, however, that, if any Exercise Date shall not be a Business Day in any Plan Year, then for purposes of that Plan Year such Exercise Date shall be the first Business Day following such Exercise Date.

             1.15. “Fair Market Value” means, unless otherwise determined by the Administrator, an amount equal to the regular closing price (not taking into account extended trading sessions) for a Share on a given date on the NASDAQ National Market System, or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. If such price quotations of the Common Stock are not then reported, then the fair market value of a Share, as determined by the Administrator, pursuant to a reasonable method adopted in good faith for such purpose.

             1.16. “Notice” means a notice provided by an Employee to the Administrator (or its designee) in such form (which may be written, telephonic, electronic, or other means of communication) as may be specified by the Administrator (or its designee).

             1.17. “Offering Date” means June 1 of each Plan Year and/or such other date(s) as may be specified by the Administrator; provided, however, that, if any Offering Date shall not be a Business Day in any Plan Year, then for purposes of that Plan Year such Offering Date shall be the first Business Day following such Offering Date.

             1.18. “Option” means an option granted pursuant to Section 8.

             1.19. “Option Period” means the period beginning on an Offering Date and ending on the next succeeding Exercise Date.

             1.20. “Option Price” means the purchase price of shares of Common Stock hereunder as provided in Section 9 hereof.

             1.21. “Participant” means any Employee who (a) is eligible to participate in the Plan under Section 5 hereof, and (b) elects with respect to an Option Period to participate in this Plan pursuant to Section 5 hereof.

             1.22. “Plan” means the Southern Community Financial Corporation Employee Stock Purchase Plan, as amended from time to time.

             1.23. “Plan Year” means the 12-month period beginning June 1 of each calendar year and ending on the next following May 31.

             1.24. “Share” means a share of Common Stock.

     2.     PURPOSE The purpose of this Plan is to provide Employees of the Corporation and its Designated Affiliates with an opportunity to purchase shares of Common Stock of the Corporation and thereby to encourage Employee participation in the ownership and economic success of the Corporation. It is the Corporation’s intention that this Plan qualify as an employee stock purchase plan under Code Section 423 and be construed in a manner consistent with the requirements thereof.

     3.     ADMINISTRATION OF PLAN

             3.1. The Administrator shall administer the Plan. Subject to the provisions of the Plan, the Administrator shall have complete authority and power to:

(a)	construe and interpret the Plan and any Enrollment Form or Notice;

(b)	prescribe, adopt, amend and rescind rules and regulations not inconsistent with the Plan or Code Section 423 relating to, and, in the Administrator’s discretion, deemed desirable and appropriate for, the administration of the Plan, including, but not

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limited to, (i) determining whether, when and to what extent to credit Accounts with interest, (ii) determining the time and manner in which to refund amounts credited to a Participant’s Account upon such Participant’s withdrawal from, or termination of eligibility to participate in, the Plan, (iii) specifying Offering Dates and Exercise Dates, including special Offering Dates for Employees who do not satisfy the Plan’s service requirements on or before a regular Offering Date, to the extent permitted by Treasury Regulation Section 1.423-2(f)(4), (iv) specifying the duration of any Option Period, provided, however, that in no event may the duration of any Option Period exceed one year, and (v) specifying Option Prices; and

(c)	make all other determinations deemed necessary or advisable for the administration of the Plan.

             3.2. The interpretations, determinations and decisions of the Administrator in respect of the Plan shall be final, binding and conclusive.

             3.3. Notwithstanding any other provision of the Plan, the Administrator shall have the authority to appoint any other person (or persons) or entity (or entities) to manage the Plan (or specified aspects thereof) and to delegate to them such authority with respect to the administration of the Plan as the Administrator, in its sole discretion, deems advisable from time to time.

     4.     EFFECTIVE DATE; TERM OF PLAN

             4.1. The Plan shall become effective as of June 1, 2003. For purposes of qualifying the Plan under Code Section 423, the Plan shall be submitted for approval by the Corporation’s stockholders at the Corporation’s 2003 annual meeting of stockholders.

             4.2. Unless sooner terminated pursuant to Section 16 or 23 hereof, the Plan shall terminate on January 20, 2013. Upon any termination of the Plan, the amount, if any, credited to each Participant’s Account, including interest, if any, shall be refunded, in the manner prescribed by the Administrator, to each such Participant or, in cases where such a refund may not be possible, otherwise disposed of in accordance with policies and procedures prescribed by the Administrator.

     5.     ELIGIBILITY

     Any Employee shall be eligible to participate in the Plan as of the first Offering Date occurring at least 90 days after becoming an Employee. An eligible Employee may become a Participant as of such Offering Date or as of any subsequent Offering Date by executing and filing an Enrollment Form with the Administrator (or its designee) on or before the date prescribed by the Administrator (or its designee). Notwithstanding any other provision of this Plan, no Employee may participate in the Plan if, immediately after an Offering Date, such Employee would be deemed for purposes of Code Section 423(b)(3) to possess five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Affiliate.

     6.     PAYROLL DEDUCTIONS

             6.1. Payment by a Participant for Shares to be purchased by the Participant under the Plan shall be made by authorized after-tax payroll deductions from the portion of Compensation paid to the Participant on each payday during an Option Period of a whole percentage, from one percent to twenty percent (or such other maximum percentage as the Administrator may establish from time to time before an Offering Date), of such Compensation in accordance with the Enrollment Form executed by the Participant.

             6.2. Payroll deductions for each Option Period shall commence on the first payday following the Offering Date for the applicable Option Period and shall end on the last payday prior to the Exercise Date of the applicable Option Period.

             6.3. All amounts deducted from a Participant’s Compensation pursuant to this Section 6 shall be credited to such Participant’s Account. A Participant may not make any payments or contributions to his Account other than payroll deductions pursuant to the provisions of this Section 6.

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             6.4. A Participant may increase or decrease the percentage of his or her payroll deductions on one occasion only during any Option Period by completing and filing with the Corporation a new Enrollment Form authorizing a change in the payroll deduction rate. Any change in rate of contributions pursuant to the preceding sentence shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, provided the agreement indicating such change is filed at least ten (10) business days prior to such date and, if not, then as of the beginning of the next succeeding calendar month. A Participant may discontinue payroll deductions during any Option Period. If a Participant elects to discontinue payroll deductions during any Option Period pursuant to this Section 6.4, the Participant shall withdraw from the Plan in accordance with Section 19 hereof.

             6.5. If a Participant does not withdraw from the Plan during an Option Period and elects to continue, his or her Enrollment Form shall remain effective for subsequent Option Periods. If a Participant does not elect to have his or her Enrollment Form remain effective for subsequent Option Periods, he or she must complete a new Enrollment Form for the any such subsequent Option Period in order to participate in the Plan during any such subsequent Option Period.

             6.6. Notwithstanding any election to the contrary under Section 6.5 hereof, a Participant may increase or decrease the percentage of his payroll deductions for any subsequent Option Period by executing and filing a new Enrollment Form with the Administrator (or its designee) on or before the date prescribed by the Administrator (or its designee).

             6.7. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a Participant’s payroll deductions may be decreased by the Corporation to 0% at any time during an Option Period. Payroll deductions shall re-commence at the rate provided in such Participant’s subscription agreement at the beginning of the subsequent Option Period, unless terminated by the participant as provided in Section 19.

     7.     INTEREST CREDITS

     The Administrator may, but shall not be obligated to, credit each Participant’s Account with interest, at such rate and at such times as shall be determined by the Administrator.

     8.     GRANT OF OPTION

     Subject to the provisions of the Plan, on the Offering Date for each Option Period, each Participant shall be granted an Option to purchase the largest number of whole Shares that can be purchased with the Participant’s projected Account balance as of the Exercise Date for such Option Period. The number of whole Shares purchased during an Option Period shall be determined by (a) dividing the Participant’s Account balance as of such Exercise Date by the Option Price per Share, and (b) rounding the number obtained in clause (a) down to the nearest whole number.

     9.     OPTION PRICE

     The Option Price per Share purchased by a Participant pursuant to the exercise of an Option shall be eighty five percent (85%) of Fair Market Value of a Share on the Offering Date, or such other amount as may be specified by the Administrator, but in no event shall the Option Price per Share be less than the lesser of (i) 85% of the Fair Market Value of a Share on the Offering Date of the Option, or (ii) 85% of the Fair Market Value of a Share on the Exercise Date of the Option.

     10.     PURCHASE OF SHARES

     Subject to the provisions of the Plan, on the Exercise Date for each Option Period, the Option granted to each Participant under Section 8 hereof on the Offering Date for such Option Period shall be exercised automatically, and the largest number of whole Shares subject to such Option shall be purchased by the Participant by charging the Participant’s Account with the amount equal to the product of (a) the Option Price of such Option, and (b) the number of Shares covered by the Option as determined in accordance with Section 8 hereof. If any balance remains in the Participant’s Account after the purchase of Shares on an Exercise Date for an Option Period, such remaining Account balance, including interest, if any, shall be automatically credited to the Participant’s Account for the following year.

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     11.     LIMITATIONS ON PURCHASE

     Notwithstanding any provision of this Plan to the contrary, no Participant shall be granted an Option under Section 8 hereof if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Designated Affiliates to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     12.     TRANSFERABILITY OF RIGHTS

     During a Participant’s lifetime, an Option granted to a Participant hereunder shall be exercisable only by the Participant. Neither amounts credited to a Participant’s Account nor any rights of a Participant with regard to an Option may be assigned, alienated, encumbered, transferred, pledged or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any attempt by a Participant to make any such prohibited assignment, alienation, encumberment, transfer, pledge or disposition shall be null and void and without effect, provided that the Administrator (or its designee) may treat any such attempted assignment, transfer, pledge or disposition as a withdrawal Notice in accordance with Section 19 hereof.

     13.     DELIVERY

     As promptly as practicable after each Option Period, the Corporation shall arrange for the Shares purchased by each Participant on the Exercise Date for such Option Period to be delivered to the custodian of the Participant’s Brokerage Account.

     14.     COMMON STOCK SUBJECT TO THE PLAN

             14.1. Subject to adjustment as provided in Section 15 hereof, there is hereby reserved for issuance upon exercise of Options granted under the Plan an aggregate of 1,000,000 Shares.

             14.2. If an Option shall terminate or be cancelled for any reason without being exercised under Section 10 hereof, the unissued Shares which had been subject to such Option shall continue to be reserved for issuance and shall be available for the grant of additional Options and for issuance and sale under the Plan.

     15.     CAPITAL ADJUSTMENTS

     In the event of any change or adjustment in the outstanding Shares by reason of any stock dividend, stock split (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or other similar change in corporate structure or otherwise, equitable proportionate adjustments shall be made by the Administrator in, (a) the number and class of stock or other securities that may be reserved for purchase or purchased under the Plan, (b) the number of Shares covered by each Option that has not yet been exercised, (c) the maximum number of Shares that may be purchased by a Participant with respect to any Option Period (in accordance with law), (d) the Option Price, and (e) the aggregate number and class of Shares that may be issued and purchased under the Plan.

     16.     INSUFFICIENT SHARES

     Notwithstanding any provision of this Plan to the contrary, if the aggregate funds available for the purchase of Shares on any Exercise Date would cause an issuance of Shares in excess of the number of Shares then available for issuance and sale under the Plan, then (a) the Administrator shall proportionately reduce the number of Shares which would otherwise be purchased by each Participant on such Exercise Date in order to eliminate such excess, and (b) the Plan shall automatically terminate immediately after such Exercise Date. In such event, the Corporation shall give notice of such reduction to each Participant affected thereby.

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     17.     CONFIRMATION

     Each purchase of Shares under the Plan by a Participant shall be confirmed by the Corporation in writing to the Participant.

     18.     RIGHTS AS STOCKHOLDERS

     Shares purchased by a Participant on any Exercise Date shall, for all purposes, be deemed to have been issued, sold and transferred to the Participant as of the close of business on such Exercise Date. Prior to such time, none of the rights or privileges of a stockholder of the Corporation shall exist with respect to such Shares, and the Participant shall have no interest, or voting or dividend rights, in such Shares.

     19.     VOLUNTARY WITHDRAWAL FROM THE PLAN

     A Participant may withdraw from participation in the Plan during an Option Period by filing with the Administrator (or its designee) a withdrawal Notice on or before the date prescribed by the Administrator (or its designee). Upon withdrawal, (a) the entire amount of a Participant’s Account balance, including interest, if any, shall be refunded to the Participant at the time and in the manner prescribed by the Administrator, but no such refund shall be made later than the Exercise Date coincident with or immediately following the date of the Participant’s withdrawal from the Plan (or as soon as practicable thereafter); (b) the Participant’s Option for the Option Period during which the Participant filed a withdrawal Notice automatically shall terminate; (c) the Participant shall not purchase any Shares under Section 10 hereof on the Exercise Date for such Option Period; (d) no further payroll deductions for the purchase of Shares under the Plan may be made by the Participant during such Option Period; and (e) the withdrawing Participant shall cease to be a Participant with respect to subsequent Option Periods. Any Participant who withdraws from the Plan pursuant to this Section 19 may again become a Participant with respect to subsequent Option Periods in accordance with Section 5 hereof.

     20.     SALE OR WITHDRAWAL OF SHARES FROM ACCOUNT

             20.1. During the first two years from the Offering Date for an Option Period, a Participant may not elect to withdraw Shares acquired on the Exercise Date for such Option Period from his Brokerage Account or transfer such Shares from his Brokerage Account to an account of the Participant maintained with a broker-dealer, financial institution or other person or entity, but the Participant may sell or otherwise transfer title to such Shares at any time. Such sales and title transfers shall be effectuated only by the custodian of the Participant’s Brokerage Account on the Participant’s behalf. Sales and other title transfers shall be subject to any fees imposed in accordance with Section 32 hereof.

             20.2. Following the completion of two years from the Offering Date for an Option Period, a Participant may elect to withdraw Shares acquired on the Exercise Date for such Option Period from his Brokerage Account in certificated form or to transfer such Shares from his Brokerage Account to an account of the Participant maintained with a broker-dealer, financial institution or such other person or entity as may be permitted by the custodian of the Brokerage Account. If a Participant elects to withdraw Shares, one or more certificates for whole Shares shall be issued in the name of, and delivered to, the Participant, with such Participant receiving cash in lieu of fractional Shares based on the Fair Market Value of a Share on the date of withdrawal (such fractional Shares resulting from the Participant’s election to reinvest dividends, if any, paid on Shares held in his Brokerage Account). If Shares are transferred from a Participant’s Brokerage Account to a broker-dealer, financial institution or other permitted recipient, only whole Shares shall be transferred and cash in lieu of any fractional Share shall be paid to such Participant based on the Fair Market Value of a Share on the date of transfer (such fractional Shares resulting from the Participant’s election to reinvest dividends, if any, paid on Shares held in his Brokerage Account). A Participant seeking to withdraw or transfer Shares from his Brokerage Account shall provide instructions to the custodian thereof in such manner and form as may be prescribed by such custodian. Withdrawals and transfers shall be subject to any fees imposed in accordance with Section 32 hereof.

             20.3. Upon termination of employment of a Participant for any reason, (a) the Administrator (or its designee) shall cause the Participant’s Brokerage Account to continue to be

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maintained until the earlier of such time as the Participant sells or otherwise transfers title to all Shares in his Brokerage Account or two years after the Offering Date immediately preceding or coincident with the date on which the Participant ceases to be employed by the Corporation and its Affiliates, and (b) upon the expiration of such two-year period, the Participant may elect to continue to maintain the Brokerage Account, at the Participant’s expense, or to sell, withdraw or transfer the Shares credited thereto, as permitted by the custodian of the Brokerage Account.

     21.     TERMINATION OF ELIGIBILITY

             21.1. Except as provided in Section 21.2, 21.3 or 21.4 hereof, if a Participant ceases to be an Employee during an Option Period, then (a) the entire amount of his Account balance, including interest, if any, shall be refunded to the Participant at the time and in the manner prescribed by the Administrator, but no such refund shall be made later than the Exercise Date coincident with or immediately following the date the Participant ceases to be an Employee (or as soon as practicable thereafter); (b) such Participant’s Option for the Option Period during which such Participant ceases to be an Employee automatically shall terminate as of the date such Participant ceases to be an Employee; (c) such Participant shall not purchase any Shares under Section 10 hereof on the Exercise Date for such Option Period; and (d) no further payroll deductions for the purchase of Shares under the Plan may be made by such Participant after he or she ceases to be an Employee.

             21.2. If a Participant ceases to be an Employee during an Option Period by reason of death, such Participant’s estate or his or her beneficiary may elect either (a) to be treated as a terminated Employee under Section 21.1 hereof and to have the entire amount of the Account balance, including interest, if any, refunded pursuant to Section 21.1 hereof, or (b) to have the entire amount of the Account balance applied toward the purchase of Shares on the Exercise Date for the Option Period in which the Participant dies.

             21.3. If a Participant ceases to be an Employee during an Option Period by reason of (a) retirement under the normal or early retirement provisions of the Corporation’s retirement plan, or (b) disability under any disability plan maintained by the Corporation or a Designated Affiliate, as the case may be, within the three-month period ending on the Exercise Date for such Option Period, such Participant may elect either (a) to be treated as a terminated Employee under Section 21.1 hereof and to have the entire amount of the Account balance, including interest, if any, refunded pursuant to Section 21.1 hereof, or (b) to have the entire amount of the Account balance applied toward the purchase of Shares on the Exercise Date for the Option Period during which such Participant ceases to be an Employee. If such Participant elects the option described in clause (b), no further payroll deductions for the purchase of Shares under Section 10 hereof may be made by such Participant after he or she ceases to be an Employee.

     22.     NOTICES

     Any Notice that a Participant provides pursuant to the Plan shall be made in such form and manner as prescribed by the Administrator (or its designee) and any such Notice or other communications by a Participant to the Administrator (or its designee) under or in connection with the Plan shall be effective when received by the Administrator (or its designee).

     23.     TERMINATION OR AMENDMENT OF PLAN

             23.1. The Board may amend or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Corporation, no amendment or termination of the Plan shall be made by the Board without approval of (a) the Corporation’s stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the NASDAQ or the principal securities exchange upon which the Common Stock then is listed or quoted, if any; and (b) each affected Participant if such amendment or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment or termination. No Options may be granted, no Shares may be issued and no payroll deductions may be made under the Plan after any termination of the Plan. In the event of the termination of the Plan during an Option Period, the entire amount, if any, in the Participant’s Account, including interest, if any, shall be refunded, as soon as practicable after termination of the Plan and in the manner prescribed by the Administrator, to the Participant or, in the event of the Participant’s death, to the beneficiary designated by the Participant pursuant to Section 28 hereof.

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             23.2. Notwithstanding Section 23.1 hereof, the Administrator shall have the power to (a) change the duration and/or frequency of Option Periods with respect to future offerings; (b) change the Option Price with respect to future offerings; and (c) determine the extent to which interest, if any, will be credited to Participant Accounts, without stockholder or Participant approval. Any change in Option Period or Option Price, or in the amount of interest, if any, to be credited to Participant Accounts during an Option Period, shall be communicated to Participants prior to the scheduled beginning of the first Option Period to be so affected.

     24.     USE OF FUNDS

     All funds received by the Corporation in connection with this Plan may be used by the Corporation for any corporate purpose, and the Corporation shall be under no obligation to segregate such funds.

     25.     LEGAL RESTRICTIONS

             25.1. Notwithstanding any other provision of the Plan, the Corporation shall not be obligated to issue or sell Shares under the Plan (a) unless the approval of all regulatory bodies deemed necessary by the Administrator have been obtained and unless the issuance, sale and delivery of such Shares pursuant to the Plan shall comply, to the Administrator’s complete satisfaction, with all provisions of federal, state or local law deemed applicable by the Administrator and all rules and regulations thereunder, and the requirements of the NASDAQ or any securities exchange upon which the Common Stock may then be listed, or (b) if the Corporation determines that the issuance, sale or delivery of such Shares pursuant hereto would violate any applicable law or regulation.

             25.2. The Administrator (or its designee), may require any person acquiring Shares pursuant to the Plan hereunder to represent to, and agree with, the Corporation in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, the NASDAQ or any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws. The Administrator (or its designee) may place or cause to be placed a legend or legends on any such certificates to make appropriate reference to such restrictions.

     26.     GOVERNING LAW

     The Plan and all rights and obligations thereunder shall be governed, construed, administered and enforced in accordance with the laws of the State of North Carolina.

     27.     NOTICE OF DISPOSITION OF SHARES

     Each Participant shall agree in such form as may be prescribed by the Administrator (or its designee) to promptly provide Notice to the Administrator (or its designee) of any disposition of Shares purchased under the Plan that occurs within one year after the Exercise Date of the Option pursuant to which such Shares were purchased.

     28.     DESIGNATION OF BENEFICIARY

     A Participant’s Beneficiary shall be the Participant’s beneficiary under the Corporation’s life insurance plan unless the Participant designates otherwise. To designate a different beneficiary, a Participant may file with the Administrator (or its designee) a written designation of beneficiary, which designation shall be effective when filed with the Administrator (or its designee). Such designation of beneficiary may be changed by the Participant in writing at any time.

     29.     INDEMNIFICATION OF ADMINISTRATOR

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     In addition to such other rights of indemnification as they may have as members of the Board, each person serving as the Administrator (either alone or with one or more other persons) shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which such person may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option and against all amounts reasonably paid by such person in settlement thereof or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, if such person acted in good faith and in a manner which such person believed to be in, and not opposed to, the best interests of the Corporation.

     30.     REPORTS

     Individual Accounts shall be maintained for all Participants. A statement of Account shall be provided to each Participant as soon as possible following the Exercise Date of each Option Period, which statement shall set forth the amounts credited to the Participant’s Account during such Option Period, the Option Price per share for Shares purchased by the Participant on the Exercise Date for such Option Period, the number of Shares purchased on the Exercise Date for such Option Period, and the Participant’s remaining Account balance after the purchase of such Shares, if any, to be refunded to the Participant after the Exercise Date for such Option Period.

     31.     WITHHOLDING

     The Corporation or any Designated Affiliate shall be authorized to withhold from any payment to be made to a Participant, including any payroll or other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, including any disposition of Shares acquired under the Plan. A Participant’s enrollment in the Plan by executing an Enrollment Form shall be deemed to constitute his consent to such withholding. At the time of a Participant’s exercise of an Option or the disposition of Shares acquired under the Plan, the Corporation may require the Participant to make other arrangements to satisfy tax withholding obligations as a condition to exercise of rights or the distribution of Shares or other amounts credited to the Participant’s Account. If so required by the Administrator (or its designee), a Participant shall provide Notice to the Corporation of sales and other dispositions of Shares acquired under the Plan in order to permit the Corporation to comply with tax laws and to claim any tax deductions to which the Corporation may be entitled with respect to the Plan.

     32.     COSTS

     Costs and expenses incurred in the administration of the Plan and maintenance of Accounts shall be paid by the Corporation, including annual fees for maintenance of Brokerage Accounts pursuant to Sections 20.1, 20.2 and 20.3(a) hereof, provided that brokerage fees and commissions for the purchase of Shares upon any reinvestment of dividends and in connection with distributions shall be charged to Participants’ Brokerage Accounts to the extent not paid by the Corporation. The custodian of Participants’ Brokerage Accounts may impose or charge to Participants’ Brokerage Accounts a reasonable fee for the withdrawal of Shares in the form of stock certificates, and reasonable fees for other services unrelated to the purchase of Shares under the Plan, to the extent communicated to Participants by the custodian of Participants’ Brokerage Accounts in connection with the establishment thereof. In no event shall the Corporation pay any brokerage fees and commissions for the sale of Shares acquired under the Plan by a Participant.

     33.     NUMBER AND GENDER.

     Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine and neuter, the feminine to include the masculine and neuter, and the neuter to include the masculine and feminine.

     34.     MISCELLANEOUS

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             34.1. The establishment of the Plan shall not confer upon any Employee any legal or equitable right against the Corporation, any Affiliate or the Administrator (or its designee), except as expressly provided in the Plan.

             34.2. Participation in this Plan shall not give an Employee any right to be retained in the service of the Corporation or any Affiliate.

             34.3. Neither the adoption of the Plan nor its submission to, or approval by, the stockholders of the Corporation shall be taken to impose any limitations on the powers of the Corporation or its Affiliates to issue, grant, or assume options otherwise than under this Plan, or to adopt other stock option plans, stock purchase plans, or other plans, or to impose any requirement of stockholder approval upon the same.

Adopted by the Board on February 20, 2003 to be effective June 1, 2003

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SOUTHERN COMMUNITY FINANCIAL CORPORATION
2002 INCENTIVE STOCK OPTION PLAN

     Southern Community Financial Corporation, a North Carolina corporation (the “Corporation”), does herein set forth the terms of its 2002 Incentive Stock Option Plan (the “Plan”) which was adopted by the Corporation’s Board of Directors (the “Board”) and the Corporation’s shareholders.

     1.     Purpose of the Plan. The purpose of this Plan is to provide for the grant of Incentive Stock Options (an “Option” or “Options”) qualifying for the tax treatment afforded by Section 422 of the Internal Revenue Code of 1986, as amended, to eligible officers and employees of the Corporation (“Eligible Employees”) who wish to invest in the Corporation’s common stock, no par value (the “Common Stock”). The Corporation believes that participation in the ownership of the Corporation by Eligible Employees will be to the mutual benefit of the Corporation and Eligible Employees. The existence of this Plan will make it possible for the Corporation and any of its subsidiaries to attract capable individuals to employment in key employee positions.

     2.     Administration of the Plan. (a) This Plan shall be administered by the Compensation Committee of the Board (the “Committee”). The Committee shall consist of at least three (3) members of the Board, all of whom shall qualify as disinterested persons as provided in Section 16(b), and the rules and regulations promulgated thereunder, of the Securities Exchange Act of 1934, as amended. The members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board, which may remove members from, add members to, or fill vacancies in the Committee.

          (b)  The Committee shall decide to whom Options shall be granted under this Plan, the number of shares as to which Options shall be granted, the Option Price (as hereinafter defined) for such shares and such additional terms and conditions for such Options as the Committee deems appropriate. Also, the Committee shall determine when Limited Stock Appreciation rights (as hereinafter described) shall be available in place of outstanding Options. The Committee shall interpret the Plan and prescribe, amend and rescind any rules and regulations regarding the Plan. All interpretations and constructions of the Plan by the Committee shall be final and conclusive.

          (c)  A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be considered as valid actions by the Committee.

          (d)  The Committee may designate any officers or employees of the Corporation to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may deem fit.

     3.     Shares of Common Stock Subject to the Plan. The number of shares of Common Stock that shall be available initially for Options under this Plan is three hundred and fifty thousand (350,000), subject to adjustment as provided in Paragraph 14 hereof. Common Stock subject to Options which expire or terminate prior to exercise of the Options shall lapse and such shares shall again be available for future grants of Options under this Plan.

     4.     Eligibility. Options under this Plan may be granted to any Eligible Employee as determined by the Committee. An individual may hold more than one Option under this or other plans adopted by the Corporation.

     5.     Grant of Options. (a) The Committee may authorize the grant of Options to certain current officers and employees of the Corporation. Such Options shall be granted based

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upon the past service and the continued participation of those individuals in the management of the Corporation.

          (b)  Upon the forfeiture of an Option for whatever reason prior to the expiration of the Option Period (as defined in Paragraph 9 hereof) the shares of Common Stock covered by a forfeited Option shall be available for the granting of additional Options to Eligible Employees during the remaining term of this Plan upon such terms and conditions as may be determined by the Committee. The number of additional Options to be granted to specific Eligible Employees during the term of this Plan shall be determined by the Committee as provided in Subparagraph 2(b) hereof.

     6.     Option Price. (a) The price per share of each Option granted under this Plan (the “Option Price”) shall be determined by the Committee as of the effective date of grant of such Option. In no event shall the Option Price be less than 100% of the fair market value of the Common Stock on the date of grant. If an Optionee (as hereinafter defined) at the time that an Option is granted owns stock possessing more than ten (10%) of the total combined voting power of all classes of stock of the Corporation, then the Option Price per share of each Option granted under this Plan shall be no less than 110% of the fair market value of the Common Stock on the date of grant and such Option shall not be exercisable more than five (5) years from the date of grant. An Option shall be considered as granted on the date that the Committee acts to grant such Option or such later date as the Committee shall specify in an Option Agreement (as hereafter defined).

          (b)  The fair market value of a share of Common Stock shall be determined as follows:

          (i)  If on the date as of which such determination is being made, the Common Stock is admitted to trading on a securities exchange or exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the closing sale price as reported on each of the five (5) trading days immediately preceding the date as of which such determination is made; provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available.

          (ii)  If on the date as of which such determination is made, quotations for the Common Stock are regularly listed on the National Association of Securities Dealers Nasdaq system or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made. If a closing bid and asked price is not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available.

          (iii)  If no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in the Common Stock, as selected by the Committee, for the trading date first preceding the date as of which such determination is made.

     If the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

     7.     Payment of Option Price. Payment for shares subject to an Option may be made either in cash or, with the approval of the Committee, in other stock of the Corporation owned by

2

the person to whom such Option was granted or such other person as may be entitled to exercise such Option (the “Optionee”). Any shares of the Corporation’s stock that are delivered in payment of the aggregate Option Price shall be valued at their fair market value, as determined by the Committee, on the date of the exercise of such Option.

     8.     Terms and Conditions of Grant of Options. Each Option granted pursuant to this Plan shall be evidenced by a written Incentive Stock Option Agreement (the “Option Agreement”) with each Eligible Employee to whom an Option is granted. The Option Agreement shall be in such form as the Committee shall adopt and may contain such terms and conditions as the Committee may determine.

     9.     Option Period. Each Option Agreement shall set forth a period during which such Option may be exercised (the “Option Period”); provided, however, that the Option Period shall not exceed ten (10) years after the date of grant of such Option as specified in the Option Agreement.

     10.     Limitations on Grant of Incentive Stock Options. Notwithstanding any other provision of this Plan, no person shall be granted an Option under this Plan which would cause such person’s “annual vesting amount” to exceed $100,000. With respect to any calendar year, a person’s “annual vesting amount” is the aggregate fair market value of stock subject to incentive stock options which are first exercisable during such calendar year. The aggregate fair market value of stock with respect to which incentive stock options are first exercisable during any calendar year shall be determined by taking into account all incentive stock options granted to such person under all incentive stock options plans of the Corporation or of any of its parent or subsidiary corporations.

     11.     Exercise of Incentive Stock Options. (a) An Option shall be exercised by written notice to the Committee signed by an Optionee or by such other person as may be entitled to exercise such Option. The written notice shall state the number of shares with respect to which an Option is being exercised and shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days from the date of such notice) by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than 100 shares, unless the Committee otherwise approves, or unless the partial exercise is for the remaining shares available under such Option.

          (b)  A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business subsequent to the exercise of such Option and the payment therefore. During the Option Period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual’s name entered as a shareholder of record on the books of the Corporation for such shares.

     12.     Effect of Termination of Employment, Retirement, Disability or Death.

          (a)  In the event of the termination of employment of an Optionee either by reason of (i) being Discharged for Cause or (ii) voluntary separation on the part of such Optionee for a reason other than retirement or disability, any Option or Options granted to the Optionee under this Plan, to the extent not previously exercised or surrendered by the Optionee or expired, shall immediately terminate. “Discharged for Cause” shall include termination at the sole discretion of the Board because of such Optionee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar

3

offenses), a final cease and desist order, or material breach of any provision of any employment agreement that such Optionee may have with the Corporation.

          (b)  In the event of the termination of employment of an Optionee as a result of such Optionee’s retirement, such Optionee shall have the right to exercise any Option or Options granted to the Optionee under this Plan, to the extent that they have not previously been exercised or surrendered by the Optionee or expired, for a period of three (3) months after the date of retirement, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 9 hereof. Notwithstanding any other provision contained herein, or in any Option Agreement, upon retirement, any Option then held by an Optionee shall be exercisable immediately in full. For purposes of this Plan, the term “retirement” shall mean (i) termination of an Optionee’s employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation or (ii) attaining age 65.

          (c)  In the event of the termination of employment of an Optionee by reason of such Optionee’s disability, such Optionee shall have the right to exercise any Options held by the Optionee, to the extent that they previously have not been exercised or surrendered by the Optionee or expired, notwithstanding any limitations placed on the exercise of such Options by this Plan or an Option Agreement, immediately in full and at any time within twelve (12) months after the last date on which such Optionee provides services as an officer or an employee of the Corporation before being disabled, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement in accordance with Paragraph 9 hereof. For purposes of this Plan, the term “disability” shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

          (d)  In the event that an Optionee should die while employed by the Corporation, or within three (3) months after retirement, any Option or Options granted to the Optionee under this Plan and not previously exercised or surrendered by the Optionee or expired shall vest and shall be exercisable, according to their respective terms, by the personal representative of such Optionee or by any person or persons who acquired such Options by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Options by this Plan or any Option Agreement, immediately in full and at any time within twelve (12) months after the date of death of such Optionee, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 9 hereof. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option under the terms of this Plan after the death of such Optionee.

     13.     Effect of Plan on Employment Status. The fact that the Committee has granted an Option to an Optionee under this Plan shall not confer on such Optionee any right to employment with the Corporation, or to a position as an officer or an employee of the Corporation, nor shall it limit the right of the Corporation to remove such Optionee from any position held by the Optionee or to terminate the Optionee’s employment at any time.

     14.     Adjustment Upon Changes in Capitalization; Dissolution, Liquidation or Merger.

          (a)  In the event of a change in the number of shares of the Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of an Optionee’s rights under this Plan, equitable proportionate adjustments shall be made by the Committee in (i) the number and kind of shares which remain available under this Plan and (ii) the number, kind, and the Option Price of shares subject to unexercised Options under this Plan. The adjustments to be made shall be determined by the Committee and shall be consistent with such change or changes

4

in the Corporation’s total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

          (b)  The grant of Options under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation’s capital structure or its business, or any merger of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation’s assets or business.

          (c)  Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization or merger of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity, or a tender offer approved by the Board (any such transaction being hereinafter referred to as an “Acceleration Event”), this Plan and any Options granted hereunder shall terminate unless provision is made in writing in connection with such Acceleration Event for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of the successor corporation, or a parent or a subsidiary thereof, with such appropriate adjustments, as may be determined or approved by the Committee or the successor to the Corporation, to the number, kind and Option Price of shares subject to such substituted options in which event this Plan and Options granted hereunder, or the new options substituted therefore, shall continue in the manner and under the terms so provided, but any vesting periods or other restrictions on exercise that would otherwise apply shall no longer be applicable. Upon the occurrence of any Acceleration Event in which provision is not made for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of a successor corporation or a parent or a subsidiary thereof, each Optionee to whom an Option has been granted under this Plan (or such person’s personal representative, the executor or administrator of such person’s estate, or any person who acquired the right to exercise such Option from such person by bequest of inheritance) shall be entitled, prior the effective date of any Acceleration Event, (i) to exercise, in whole or in part, the Optionee’s rights under any Option granted to the Optionee without any regard to any restrictions on exercise that would otherwise apply, or (ii) to surrender any such Option to the Corporation in exchange for receipt of cash equivalent to the amount by which the fair market value of the shares of Common Stock such person would have received had such person exercised the Option in full immediately prior to consummation of such Acceleration Event exceeds the applicable aggregate Option Price. To the extent that a person, pursuant to this Subparagraph 14(c), has a right to exercise or surrender any Option on account of a Acceleration Event which such person otherwise would not have had at that time, such right shall be contingent upon the consummation of the Acceleration Event.

     15.     Limited Stock Appreciation Rights. (a) In connection with the grant of any Option under this Plan, the Committee may, in its discretion, by written notice provide an Optionee with the right (herein sometimes referred to as “Limited Stock Appreciation Rights”), following a “change in control” of the Corporation and without regard to any restrictions on exercise that would otherwise apply, to surrender any unexercised portion of such Option as such Optionee then may have for a cash payment equal to the amount by which the fair market value (as determined by the Committee) of the number of shares of Common Stock then subject to such Option exceeds the aggregate Option Price therefor.

          (b)  When used herein, the phrase “change in control” refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty (20%) percent of the Corporation’s outstanding stock or (ii) during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new Director

5

was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of such two (2) year period.

          (c)  Limited Stock Appreciation Rights shall be exercised by written notice to the Corporation as provided in Paragraph 11 hereof at any time prior to the earlier of (i) the date which is thirty (30) days after the date of notice of a change in control or (ii) the last day of the Option Period provided in the Option Agreement, but in no event shall the expiration date be more than ten (10) years after the date of grant of an Option as specified in the Option Agreement.

          (d)  Limited Stock Appreciation Rights may be exercised only when the aggregate market value of Common Stock subject to an Option exceeds the aggregate Option Price.

     16.     Non-Transferability. Any Option granted under this Plan shall not be assignable or transferable except, in the case of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, the personal representative, the executor or the administrator of such Optionee’s estate, or the person or persons who acquired by bequest or inheritance the rights to exercise such Option, may exercise or surrender any Option or portion thereof to the extent not previously exercised or surrendered by an Optionee or expired, in accordance with the terms of the Option Agreement, prior to the expiration of the exercise period as specified in Subparagraph 12(d) hereof.

     17.     Tax Withholding. The employer of a person granted an Option under this Plan shall have the right to deduct or otherwise effect a withholding or payment of any amount required by federal or state laws to be withheld or paid with respect to the grant, exercise or surrender for cash of any Option or the sale of stock acquired upon the exercise of an Option in order for the employer to obtain a tax deduction otherwise available as a consequence of such grant, exercise, surrender for cash, or sale, as the case may be.

     18.     Listing and Registration of Option Shares. Any Option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its sole discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, or qualification consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     19.     Exculpation and Indemnification. In connection with this Plan, no member of the Committee shall be personally liable for any act or omission to act in such person’s capacity as a member of the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person’s own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Committee, and each other officer of employee of the Corporation to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with approval of the Board) and any costs or expense (including reasonable counsel fees) incurred by such person arising out of, or as a result of, such person’s duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

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     20.     Amendment and Modification of the Plan. The Board may at any time and from time to time amend or modify this Plan in any respect; provided, however, that no amendment or modification shall be made that increases the total number of shares covered by this Plan or effects any change in the categories of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan unless such change is approved by the holders of a majority of the shares of Common Stock. Any amendment or modification of this Plan shall not materially reduce the benefits under any Option theretofore granted to an Optionee under this Plan without the consent of such Optionee or the permitted transferee thereof.

     21.     Termination and Expiration of the Plan. This Plan may be abandoned, suspended, or terminated at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from July 25, 2002, the effective date of this Plan.

     22.     Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

     23.     Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

     24.     Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     25.     Inspection of Plan. A copy of this Plan, and any amendments thereto or modification thereof, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

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SOUTHERN COMMUNITY FINANCIAL CORPORATION
4701 Country Club Road, Winston-Salem, North Carolina 27104

APPOINTMENT OF PROXY SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF SOUTHERN COMMUNITY
FINANCIAL CORPORATION FOR THE ANNUAL MEETING
TO BE HELD APRIL 24, 2003

1.	ELECTION OF DIRECTORS: Election of five Class III directors to serve three-year terms expiring at the Annual Meeting in 2006.

Instructions: Check the appropriate box. To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT with to vote.

Don G. Angell	F. Scott Bauer	Richard A. Brenner

James G. Chrysson	Durward A. Smith, Jr.

☐ FOR the nominees listed above (except as crossed out).

☐ WITHHOLD authority to vote for the nominees listed above.

2.	APPROVAL OF THE 2002 INCENTIVE STOCK OPTION PLAN:

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	APPROVAL OF THE 2002 NONSTATUTORY STOCK OPTION PLAN:

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	APPROVAL OF THE 2002 EMPLOYEE PURCHASE PLAN:

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	OTHER BUSINESS:

The Proxies may vote in their discretion at the meeting or any adjournment thereof on any proper business.

Date ________________, 2003	Signature of Shareholder

Signature of Shareholder

     HOW TO COMPLETE THIS APPOINTMENT. The shares represented by this Appointment of Proxy will be voted as you direct below.

•	If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.

•	If you wish to vote in another way, mark the appropriate box or cross out the name of any nominee for whom you do not wish to vote.

•	If you do not mark any boxes, the Proxies will vote the shares represented by this Appointment according to the recommendation of the Board of Directors, that is, FOR the five director nominees listed below, FOR the approval of the 2002 Incentive Stock Option Plan, FOR the approval of the 2002 Nonstatutory Stock Option Plan, and FOR the approval of the 2002 Employee Purchase Plan. Should other matters properly come before the meeting, they will vote the shares in accordance with their best judgment.

     To ensure that a quorum is present at the Annual Meeting. Because business can be transacted at the meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. Then, if you wish to vote differently, revoke this Appointment of Proxy when you arrive.

     How to revoke this Appointment of Proxy. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either (1) file another Appointment of Proxy dated at a later time with the Company Secretary, or (2) attend the meeting and tell the Secretary that you wish to vote in person.

     How to sign and return this Appointment of Proxy. Whether or not you plan to attend the Annual Meeting, please sign below exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. Then return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.

     Board recommendation. The Board of Directors recommends a vote FOR the election of the director nominees listed below, FOR the approval of the 2002 Incentive Stock Option Plan, FOR the approval of the 2002 Nonstatutory Stock Option Plan, and FOR the approval of the 2002 Employee Stock Purchase Plan.

     APPOINTMENT OF PROXY: The undersigned shareholder of Southern Community Financial Corporation, a North Carolina corporation (the “Company”), hereby appoints Karen B. Hilton and Robert L. Davis, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 24, 2003, at 3:00 p.m., at the Village Inn Golf & Conference Center (formerly Ramada Inn), Exit 184, Interstate 40, Clemmons (Forsyth County), North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, upon the proposals set forth below and described in the Proxy Statement and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting, or any adjournment thereof, then that one shall have and may exercise all the powers hereby conferred.

     The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

     •     Please complete and sign on the other side -